UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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TigerLogic Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TIGERLOGIC CORPORATION

25A Technology Drive

Irvine, California 92618

Notice of Annual Meeting of Stockholders and Important Notice Regarding the

Availability of Proxy Materials for the Stockholder Meeting to Be Held on

February 24, 2010

To the Stockholders of TigerLogic Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TigerLogic Corporation, a Delaware corporation (the “Company”), will be held at the Cupertino Inn located at 10889 North De Anza Boulevard, Cupertino, California 95014, on Wednesday, February 24, 2010 at 10:00 a.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1	To elect two (2) Class II directors of the Company to serve a term of three (3) years or until their successors are duly elected and qualified;

2	To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2010; and

3	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on January 7, 2010 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the Secretary of the Company, 25A Technology Drive, Irvine, California 92618, for a period of ten (10) days prior to the Annual Meeting.

A copy of the Company’s Annual Report for the fiscal year ended March 31, 2009, containing consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the Annual Meeting and further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

The Proxy Statement and Annual Report are also available at www.cfpproxy.com/4347

By Order of the Board of Directors,

/s/ Richard W. Koe

Richard W. Koe
Chairman of the Board

Irvine, California
January 21, 2010

TIGERLOGIC CORPORATION

25A Technology Drive

Irvine, California 92618

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished by the Board of Directors of TigerLogic Corporation, a Delaware corporation (the “Board” and the “Company,” respectively), in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Wednesday, February 24, 2010, at 10:00 a.m. local time, at the Cupertino Inn located at 10889 North De Anza Boulevard, Cupertino, California 95014, and at any adjournments or postponements thereof. Our principal executive office is located at 25A Technology Drive, Irvine, California 92618 and our telephone number is (949) 442-4400. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement and the Notice of Annual Meeting and proxy are being mailed on or about January 21, 2010, to all stockholders entitled to vote at the Annual Meeting. ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS FOR WHICH NO DIRECTION IS SPECIFIED.

GENERAL INFORMATION ABOUT THE MEETING

The close of business on January 7, 2010 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. On that date, the Company’s outstanding voting securities consisted of 27,906,792 shares of Common Stock, which were held by approximately 133 stockholders of record.

Holders of a majority of the Company’s outstanding securities entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person or by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

Shares that are voted “FOR,” “AGAINST,” “WITHHOLD AUTHORITY” or “ABSTAIN” will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker “non-votes” (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will also be counted as present for purposes of determining the presence of a quorum.

Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals. Because directors are elected by a plurality of the votes of the shares represented at the Annual Meeting, abstentions will have no effect on the outcome of the election of directors. Although broker non-votes will be counted for the purpose of determining the presence of a quorum, broker non-votes will not be counted for the purpose of determining the number of shares voted on the proposals submitted to stockholders. Accordingly, broker non-votes will have no effect on the outcome of a vote on any of the proposals.

Whether or not you are able to attend the Annual Meeting, the Company urges you to submit your proxy, which is solicited by the Board. You are urged to give instructions as to how to vote your shares. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Any proxy for which no instructions are given will be voted in accordance with the following recommendations of our Board:

“FOR” the election of Richard W. Koe and Douglas G. Ballinger as Class II directors to serve a term of three (3) years expiring at the Annual Meeting of Stockholders following the fiscal year ending on March 31, 2012 or until their successors are duly elected and qualified.

“FOR” ratification of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2010.

We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the persons designated in the enclosed proxy (the “Proxy Agents”) will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

You may revoke your proxy at any time prior to its use by (i) delivering a written notice of revocation to the chief financial officer of the Company; (ii) filing a duly executed proxy bearing a later date with the Company; or (iii) attending the Annual Meeting and voting in person.

The costs of this solicitation, including the preparation, assembly, web hosting, printing and mailing of this Proxy Statement and the proxy, will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company’s voting securities. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile. Except as described above, the Company does not intend to solicit proxies other than by mail.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

The Amended and Restated Bylaws of the Company provide that the Board is to be composed of no less than five (5) and no more than nine (9) directors divided into Classes I, II and III, each with as nearly equal a number of directors as possible. The exact number of directors is currently set at five (5) by resolution of the Board. The directors are elected to serve staggered three-year terms, with the term of one class of directors expiring each year at the Annual Meeting of Stockholders.

At the Annual Meeting, two (2) individuals will be elected as Class II directors, each to serve for a three (3) year term or until his successor is duly elected and qualified. The Board has nominated Richard W. Koe and Douglas G. Ballinger for election as Class II directors at the Annual Meeting.

The Board knows of no reason why the nominees would be unable or unwilling to serve, but if either nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board may recommend in the place of such nominee.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE NOMINEES

FOR ELECTION AS MEMBERS OF THE BOARD.

Voting Information

Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominees proposed by the Board. A stockholder submitting a proxy may vote for the nominees for election to the Board or may withhold his or her vote from such nominees. Each stockholder will be entitled to one (1) vote for each share of Common Stock held by the stockholder on the record date. Directors are elected by a plurality of votes, and, therefore, if a quorum is present and voting, the two nominees receiving the highest number of affirmative votes will be elected to the Board. Abstentions and broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” the nominee unless instructions to the contrary are indicated in the enclosed proxy.

Each nominee has agreed to serve the Company as a director if elected. However, should a nominee become unwilling or unable to serve if elected, the Proxy Agents will exercise their voting power in favor of such other person as the Board may recommend. The Company’s Amended and Restated Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Nominees and Current Directors

The following table sets forth the names, ages, as of December 31, 2009, and committee memberships of the current directors of the Company, the dates they joined the Board and the years in which their terms expire:

Name of Director	Age	Director Since	Term Expires(1)
Richard W. Koe(2,4,5)	53	2003	2009
Douglas G. Ballinger	50	2009	2009
Gerald F. Chew(2,3,4)	49	1998	2010
Douglas G. Marshall(2,3,4)	53	1998	2011
Philip D. Barrett(3)	53	2007	2011

(1)	Each term ends on the date of the Annual Meeting of Stockholders held following the fiscal year ending on March 31 of such year.

(2)	Member of the Compensation Committee.

(3)	Member of the Audit Committee.

(4)	Member of the Nominating and Corporate Governance Committee.

(5)	Member of the Stock Committee, a subcommittee of the Compensation Committee.

The following is a brief summary of the background of each director:

Mr. Koe was appointed Interim President and Chief Executive Office on February 26, 2009. Mr. Koe joined the Board of Directors in January 2003 and has served as Chairman since December 2004. Mr. Koe has served as Managing General Partner for Astoria Capital Partners, L.P. and Montavilla Partners, L.P., both of which are investment partnerships, and as President of Astoria Capital Management (“ACM”), since July 1991. Astoria Capital Partners, L.P. (“Astoria”) is a significant stockholder of the Company, holding a majority of the Company’s outstanding Common Stock. Mr. Koe holds a B.A. in History from the University of Oregon. Mr. Koe serves as Chairman of the Compensation Committee and the Nominating and Corporate Governance Committee and is the sole member of the Stock Committee, a subcommittee of the Compensation Committee.

Mr. Chew joined the Board in July 1998. Since September 2008, Mr. Chew has served as a Senior Vice President at IHS, Inc. (NYSE: IHS), a leading global source of critical information and insight. In addition, since October 2003, Mr. Chew has served as Managing Director of Bridgetown Associates LLC, an investment advisory firm. Mr. Chew served as the President and Chief Operating Officer of MDSI Mobile Data Solutions Inc. (“MDSI”), a provider of mobile workforce management solutions, from April 2001 to March 2002 and served as a director of MDSI from 1995 until April 2001. Mr. Chew served as Executive Vice President of Ancora Capital & Management Group, LLC, an investment firm, from June 1998 to January 2001. Mr. Chew holds a B.S. in Electrical Engineering from the University of California, Davis and an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College. Mr. Chew is also an advisor to several private companies. Mr. Chew serves as Chairman of the Audit Committee and serves on the Compensation Committee and the Nominating and Corporate Governance Committee.

Mr. Marshall joined the Board in July 1998. Mr. Marshall joined Addison Avenue Federal Credit Union, a financial services company, as its Chief Marketing Officer in July 2008. From November 2001 to June 2008, Mr. Marshall held senior management positions at Washington Mutual, a financial services company, most recently as Senior Vice President of Deposit Strategy and Product Management. From August 1994 to November 2001, Mr. Marshall held a number of marketing positions at Bank of America (NYSE: BAC), a financial services company, most recently as Senior Vice President of Brand Management. Mr. Marshall holds a B.A. in English from Seattle Pacific University and an M.B.A. from the University of Washington. Mr. Marshall serves on the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee.

Mr. Barrett joined the Board in November 2007. Mr. Barrett is the Chairman and co-owner of Machine Sciences Corporation, a private company he co-founded in July 2001 that specializes in the manufacturing of high precision machined parts for the aerospace and optics industries. Mr. Barrett also serves as Managing Partner of Barrett Hill Vineyards and Winery, a private wine company he founded in March 2005. In addition, Mr. Barrett has been a private investor since 1995. In July 1998, Mr. Barrett was appointed a director of the Company and served as our Chairman from December 1998 until our merger with PickAx, Inc. in November 2000. From January 1995 to November 1998, Mr. Barrett served as President and Owner of Oregon Pro Sport, a company that managed professional sports teams. From January 1991 to February 1994, Mr. Barrett served as President and co-owner of Supra Products, Inc., a manufacturer of high technology access control systems that was sold to Berwind Industries and General Electric in September 1994. Mr. Barrett received his B.A. in Accounting from Seattle Pacific University and his M.B.A. from the University of Rhode Island. Mr. Barrett serves on the Audit Committee.

Mr. Ballinger joined the Board in September 2009. Mr. Ballinger is President of PageDNA, a privately held company based in Redwood City, CA specializing in web-to-print software. Mr. Ballinger founded PageDNA in

April 1997. From September 1991 to March 1997, Mr. Ballinger was a principal of Metagraphic, Inc., a Palo Alto based digital pre-media firm, and prior to that he was in sales with Pacific Lithograph Company of San Francisco. Mr. Ballinger holds a B.A. in History from Stanford University.

To the Company’s knowledge, with the exception of Mr. Chew and Mr. Koe, who are cousins, there are no family relationships between any of our directors and executive officers.

Meetings and Committees of the Board of Directors

The Board currently has three (3) committees and one (1) subcommittee: an Audit Committee, a Compensation Committee, a Stock Committee, which is a subcommittee of the Compensation Committee, and a Nominating and Corporate Governance Committee. The following describes each committee, its current membership, the number of meetings held during the fiscal year ended March 31, 2009, and its function. Other than Mr. Koe, all members of these committees are non-employee directors.

The Board held seven (7) meetings during the fiscal year ended March 31, 2009. Each director attended all of the meetings of the Board during his term, and each director attended all meetings of the committees and subcommittees on which he served during his term. The Board has determined that all of its directors, other than Mr. Koe, are “independent” for purposes of the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the applicable rules of the listing standards of the NASDAQ Stock Market (“NASDAQ”). The Company relies on the “Controlled Company” exemption set forth in Rule 5615(c)(2) of the NASDAQ listing standards because Mr. Koe serves on both the Compensation Committee and the Nominating and Corporate Governance Committee. The Company is a “Controlled Company” as defined in such Rule because more than 50% of the voting power of the Company is held by Astoria.

The members of the Audit Committee are Mr. Chew, Mr. Marshall and Mr. Barrett. The Audit Committee held five (5) meetings during the fiscal year ended March 31, 2009. The functions of the Audit Committee include reviewing and supervising the financial controls of the Company, appointing, compensating and overseeing the work of the independent auditors, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company’s financial controls, acting upon recommendations of the independent auditors and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company. The Board has adopted a written charter for the Audit Committee which is posted on our website at www.tigerlogic.com. The Board has determined that the members of the Audit Committee are “independent” for purposes of the applicable rules and regulations of the SEC and the applicable rules of the NASDAQ listing standards. The Board has determined that Gerald F. Chew qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

The members of the Compensation Committee are Mr. Koe, Mr. Chew and Mr. Marshall. The Compensation Committee held three (3) meetings during the fiscal year ended March 31, 2009. The Compensation Committee’s scope and authority includes reviewing with management cash and other compensation policies for employees, making recommendations to the Board regarding compensation matters, including the annual goals, objectives and compensation of the Chief Executive Officer and our other executive officers, and administering the Company’s equity compensation plans and approving grants of equity compensation under such plans. The Compensation Committee has the ability to delegate its authority to administer the Company’s equity compensation plans to a subcommittee. The Compensation Committee has delegated to its Stock Committee the authority to grant equity incentives and to determine the terms and conditions of such grants within the terms of the equity compensation plan.

The Compensation Committee did not retain a compensation consultant to advise them on compensation issues in the 2009 fiscal year. When reviewing our overall compensation strategy and policies, the Compensation Committee reviews performance goals and objectives relating to compensation, reviews and advises the Board concerning regional and industry-wide compensation practices and trends to assess the adequacy and competitiveness of our executive compensation programs among comparable companies in our industry, and reviews the terms of any employment agreement, severance agreement and change of control protections for our executive officers. The Compensation Committee considers recommendations from the Chief Executive Officer regarding total compensation for directors and the other executive officers, but does not delegate authority for such compensation decisions which are determined by the Compensation Committee and the full Board. The Board has adopted a written charter for the Compensation Committee, which is posted on our website at www.tigerlogic.com. The Board has determined that the members of the Compensation Committee, other than Mr. Koe, are “independent” for purposes of the applicable rules and regulations of the SEC and the applicable rules of the NASDAQ listing standards.

The members of the Nominating and Corporate Governance Committee are Mr. Koe, Mr. Chew and Mr. Marshall. The Nominating and Corporate Governance Committee held one (1) meeting during the fiscal year ended March 31, 2009. The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the size and composition of the Board, establishes procedures for the nomination process, recommends candidates for election to the Board and nominates officers for election by the Board. In addition, the Nominating and Corporate Governance Committee reviews and reports to the Board on a periodic basis with regard to matters of corporate governance. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is posted on our website at www.tigerlogic.com. The Board has determined that the members of the Corporate Governance and Nominating Committee, other than Mr. Koe, are “independent” for purposes of the applicable rules and regulations of the SEC and the applicable rules of the NASDAQ listing standards.

The Nominating and Corporate Governance Committee will consider recommendations for candidates to the Board from stockholders holding no less than 2% of the outstanding shares of the Company’s voting securities continuously for at least 12 months prior to the date of the submission of the recommendation for nomination. If the Nominating and Corporate Governance Committee wishes to identify new independent director candidates for Board membership, it is authorized to retain, and to approve the fees of, third party executive search firms to help identify prospective director nominees. A stockholder that desires to recommend a candidate for election to the Board shall direct the recommendation in writing to TigerLogic Corporation, attention: Corporate Secretary, 25A Technology Drive, Irvine, California 92618, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of Company stock, a statement from the recommending stockholder in support of the candidate, references, particularly within the context of the criteria for Board membership, including issues of character, diversity, skills, judgment, age, independence, industry experience, expertise, corporate experience, length of service, other commitments and the like, and a written indication by the candidate of her/his willingness to serve, if elected. The Nominating and Corporate Governance Committee has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess. The Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have or have had experience in positions with a high degree of responsibility, (iv) are or were leaders in the companies or institutions with which they are or were affiliated, (v) have qualifications that will increase overall Board effectiveness and (vi) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members. In order to identify and evaluate nominees for director, the Nominating and Corporate Governance Committee regularly reviews the current composition and size of the Board, reviews qualifications of nominees, evaluates the performance of the Board as a whole, evaluates the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of stockholders, considers such factors as character; diversity; skills; judgment; age; independence; industry experience; expertise; corporate experience; length of service; other commitments and the like; and the general needs of the Board, including applicable independence requirements. The Nominating and Corporate Governance Committee

considers each individual candidate in the context of the current perceived needs of the Board as a whole. The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

The Company encourages all incumbent directors and nominees for election as director to attend the annual meeting of stockholders. Mr. Koe attended the annual meeting of stockholders on February 25, 2009.

Stockholder Communications with the Board

A stockholder that desires to communicate directly with the Board or one or more of its members concerning the affairs of the Company shall direct the communication in written correspondence by letter to TigerLogic Corporation, attention Corporate Secretary, 25A Technology Drive, Irvine, California 92618. If such communication is intended for some, but not all, of the members of the Board, the intended recipients shall be clearly indicated in bold type at the beginning of the letter. Alternatively, a stockholder may communicate anonymously with the non-employee members of the Board via the website www.mysafeworkplace.com.

Stockholder Nominations for Director

Our Amended and Restated Bylaws provide that nominations for election to the Board may be made by the Board, any nominating committee of the Board or any stockholder entitled to vote for election of directors at the meeting. A stockholder who wishes to make a nomination must comply with the notice procedures set forth in Section 2.10 of our Amended and Restated Bylaws. To be timely, such notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous Annual Meeting of the Stockholders (or the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an Annual Meeting or if the date of the Annual Meeting was changed more than thirty (30) days from the prior year). In the case of our next Annual Meeting, this notice must be received by us no later than October 23, 2010 and no earlier than September 23, 2010. Such notice must include the information specified in Section 2.10 of our Amended and Restated Bylaws, which is posted on our website at www.tigerlogic.com.

PROPOSAL TWO

RATIFICATION

OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected the accounting firm of KPMG LLP to serve as the Company’s independent auditors for the fiscal year ending March 31, 2010. KPMG LLP was the independent auditor for the year ended March 31, 2009. A proposal to ratify the appointment of KPMG LLP for the current year will be presented at the Annual Meeting. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

The decision of the Audit Committee to appoint KPMG LLP was based on a careful consideration of the firm’s qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, the issues, if any, raised by the most recent quality control review, and the reputation for integrity and competence of the firm in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the SEC’s Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that such services will not impair the independence of the auditors.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE

APPOINTMENT OF INDEPENDENT AUDITORS.

Voting Information

Although ratification by stockholders is not required by law, the Board has determined that it is good corporate governance to request ratification of this selection by the stockholders. Ratification of the selection requires the affirmative vote by a majority of the shares entitled to vote present in person or represented by proxy at the Annual Meeting. Abstentions, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have the effect of a vote against the ratification of KPMG LLP as our independent auditors. Broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” approval of the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2010 unless instructions to the contrary are indicated in the enclosed proxy. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint new independent auditors at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee may reconsider its selection.

Fees Paid to Principal Accountants

The following table presents the aggregate fees billed for the indicated services performed by KPMG LLP during the 2009 and 2008 fiscal years.

Description of Services	2009	2008
Audit Fees	$514,496	$506,608
Tax Fees	$95,448	$79,868
Total	$609,944	$586,476

Audit Fees. Audit Fees relate to professional services rendered in connection with the audit of our annual financial statements, quarterly review of financial statements included in our Form 10-Q, and audit services provided in connection with other statutory and regulatory filings.

Tax Fees. Tax Fees include professional services related to tax compliance, tax advice and tax planning and transfer pricing consultation, including but not limited to the preparation of federal and state tax returns.

The Audit Committee pre-approved all of the services provided by KPMG LLP in fiscal years 2009 and 2008. Pursuant to the Audit Committee Charter, the Audit Committee must pre-approve audit and non-audit services to be provided to us by the independent auditor, or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible.

The Audit Committee has determined that the rendering of all the services described above by KPMG LLP was compatible with maintaining the auditors’ independence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2009, certain information with respect to the beneficial ownership of the Company’s voting securities by (i) any person (including any “group” as set forth in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) known by us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, (ii) each director, (iii) each of the Named Executive Officers (defined below), and (iv) all of our current directors and executive officers as a group. The percentages in the following table are based on 27,906,792 shares of Common Stock, issued and outstanding as of December 31, 2009.

Name and Address(1)	Number of Shares of Common Stock	Percent of Total Common Stock
5% Stockholders
Richard W. Koe(2)	14,959,556	54%
Astoria Capital Partners, LP(3)	14,894,956	53%
Directors and Officers
Philip D. Barrett(4)	304,282	1%
Gerald F. Chew(5)	67,500	*
Douglas G. Marshall(6)	61,330	*
Douglas G. Ballinger(7)	—	*
Thomas G. Lim(8)	210,191	*
John H. Bramley(9)	233,500	*
All Directors and Executive Officers as a group (7 persons)(10)	15,836,359	56%

*	Represents less than 1%

(1)	Except as otherwise indicated below, we believe the persons whose names appear in the table above have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated below, the address of each beneficial owner listed in the table is c/o TigerLogic Corporation, 25A Technology Drive, Irvine, California 92618.

(2)	Shares above consist of 14,894,956 shares of Common Stock beneficially owned by Astoria, and 64,600 shares of Common Stock beneficially owned by Mr. Koe and ACM through an investment fund managed by ACM. Mr. Koe is the President and sole stockholder of ACM, and Mr. Koe and ACM are the General Partners of Astoria. The Board appointed Mr. Koe as Interim President and CEO effective February 26, 2009. Mr. Koe also serves as Chairman of the Board.

(3)	The principal address of Astoria is 1675 SW Marlow Avenue, Suite 315 Portland, Oregon 97225.

(4)	The principal address for Mr. Barrett is P.O. Box 1000, Camas, Washington 98607. Shares above consist of 273,141 shares of Common Stock owned by the Philip and Debra Barrett Charitable Trust and 31,141 shares of Common Stock owned by the Philip Barrett Family Charitable Trust. Mr. Barrett serves as a trustee for each Trust. Subsequent to the fiscal year ended March 31, 2009, Mr. Barrett received an option grant on June 4, 2009 for 50,000 shares that vests over four years, subject to his continued service, with 25% of the shares vesting on June 4, 2010 and 1/48th of the shares vesting each month thereafter. The option grant is not included in the table above as no shares were exercisable within 60 days of December 31, 2009.

(5)	Shares above include options to purchase 37,500 shares of Common Stock exercisable within 60 days of December 31, 2009, held by Mr. Chew.

(6)	Shares above include options to purchase 37,500 shares of Common Stock exercisable within 60 days of December 31, 2009, held by Mr. Marshall.

(7)

Mr. Ballinger was appointed to the Board on September 29, 2009. In connection with Mr. Ballinger’s appointment, the Board approved a stock option grant to Mr. Ballinger to purchase up to 50,000 shares of

Common Stock. The option grant vests over four years, subject to his continued service, with 25% of the shares vesting on September 29, 2010 and 1/48th of the shares vesting each month thereafter. The option grant is not included in the table above as no shares were exercisable within 60 days of December 31, 2009.

(8)	Shares above include options to purchase 207,291 shares of Common Stock exercisable within 60 days of December 31, 2009, held by Mr. Lim.

(9)	Shares above include options to purchase 226,166 shares of Common Stock exercisable within 60 days of December 31, 2009, held by Mr. Bramley.

(10)	Shares above include an aggregate of 508,457 shares of Common Stock issuable upon exercise of options exercisable within 60 days of December 31, 2009.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following sets forth certain information regarding our executive officers as of December 31, 2009:

Name	Age	Position
Richard W. Koe	53	Chairman, Interim President and Chief Executive Officer
Thomas G. Lim	41	Chief Financial Officer, Vice President Finance, and Secretary
John H. Bramley	53	Vice President, Operations

Certain biographical information regarding Mr. Koe, the Company’s Interim President and Chief Executive Officer and Chairman of the Board, can be found in the section under “Proposal One – Election of Directors – Nominees and Current Directors.”

Mr. Lim has served as our Chief Financial Officer and Vice President, Finance since May 2006 and has served as Secretary since August 2006. Prior to joining TigerLogic, from March 2004 to May 2006, Mr. Lim served as the Director of Finance and Controller of WageWorks, Inc., an employee benefits administration firm. Mr. Lim served as the Director of Finance of DNA Sciences, Inc., a bio-research company, from October 2002 to January 2004, and as the Corporate Controller of Certive Corporation, a software company, from June 2000 to September 2002. Mr. Lim holds a B.S. in Accounting and Finance from the University of California, Berkeley, Haas School of Business and an M.B.A. from the University of California, Berkeley, Haas School of Business. Mr. Lim is a Certified Public Accountant in California (Inactive).

Mr. Bramley has served as our Vice President of Operations since June 2008. From February 2007 to June 2008, Mr. Bramley served as our Vice President of Product Development. From April 2001 to February 2007, Mr. Bramley held various corporate technical positions involved with the development, marketing and support of TigerLogic’s XDMS technology. From November 1996 to April 2001, Mr. Bramley served as Vice President, Engineering responsible for the product development and technical support for our multi-dimensional database management systems. From January 1987 to November 1996, Mr. Bramley was involved in the management and development of the Pick database management system at Sequoia Systems, a vendor of fault tolerant hardware products. Mr. Bramley holds a Bachelor of Science degree in Computer Science, with honors, from the State University of New York, Plattsburgh, NY.

Executive Compensation

The following table sets forth the compensation of our Named Executive Officers, which consist of (i) all persons serving as the chief executive officer during the fiscal year ended March 31, 2009 and (ii) the two most highly compensated executive officers serving as such at the end of the fiscal year ended March 31, 2009, in addition to the chief executive officer.

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)		Option Grants ($)(2)	All Other Compensation ($)		Total ($)
Richard W. Koe,	2009	$3,100	(3)	$—		$—	$—		$3,100
Interim President and Chief Executive Officer(3)	2008	—		—		—	—		—

Carlton H. Baab,	2009	253,369	(4)	—		200,043	446,841	(5)	915,250
Former President and Chief Executive Officer(4)	2008	248,000		250,000	(6)	214,902	26,647	(7)	739,549

Jeffrey L. Wong,	2009	175,000		—		141,822	345	(10)	317,167
Former Vice President, Marketing(8)	2008	126,855	(8)	110,000	(9)	103,175	239	(10)	340,269

Thomas Lim,	2009	175,000		—		121,612	150	(10)	296,762
CFO, Vice President, Finance, and Secretary	2008	175,000		30,625	(11)	112,979	150	(10)	318,754

(1)	Includes base salary amounts earned in each fiscal year. Includes amounts (if any) contributed at the named executive officer’s option under the Company’s 401(k) plan.

(2)	Amounts shown do not reflect compensation actually received by the named executive officers. Instead, the amounts shown reflect the expense recognized by us in each fiscal year presented for option awards as determined pursuant to SFAS 123(R). These compensation costs include option awards granted in and prior to each fiscal year presented. The assumptions used to calculate the value of the option awards are set forth in the notes to the consolidated financial statements in Item 8 of the Company’s Form 10-K filed on June 23, 2009 (Note 6, under the sub-heading “Stock-Based Compensation”), with the exception that the “Estimated Forfeiture Rates” assumption used was zero in accordance with SEC instructions to Item 402(n)(2)(v) and (vi). There were 62,502 shares forfeited in fiscal year 2009 and no shares forfeited in fiscal year 2008 of option awards received by the Named Executive Officers. The material terms of each option grant is further described in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End Table” below.

(3)	Mr. Koe was appointed Interim President and Chief Executive Officer on February 26, 2009, following Mr. Baab’s resignation. Amount represents salary paid for the period from February 26, 2009 through March 31, 2009. On April 8, 2009, we entered into an employment agreement with Mr. Koe that provides for an annual base salary of $240,000 starting April 1, 2009.

(4)	Mr. Baab resigned as President and Chief Executive Officer and as a Director of the Company on February 26, 2009. Please see the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below for further details regarding the separation and consulting agreement we entered into with Mr. Baab on February 26, 2009.

(5)	All Other Compensation for Mr. Baab for fiscal year 2009 consists of the following: a) subject to the terms of the separation and consulting agreement entered into with Mr. Baab on February 26, 2009, the Company paid Mr. Baab cash severance of $248,000 on August 27, 2009, consulting fees of $124,000 for the six month period ended August 27, 2009, and will reimburse Mr. Baab for approximately $35,334 in medical, dental and vision insurance premiums for a period of up to twelve months following his separation date; b) $32,336 in payments to a continuing medical plan Mr. Baab had in place at the time he joined us; c) $6,624 in premiums paid by us on a supplemental long-term disability insurance policy; and d) $547 in taxable benefits for premiums paid by us on group term life insurance policy.

(6)	Represents a discretionary bonus earned by Mr. Baab in fiscal year 2008 but paid in April 2008.

(7)	All Other Compensation for Mr. Baab for fiscal year 2008 consists of the following: a) $26,100 in payments to a continuing medical plan Mr. Baab had in place at the time he joined us; and b) $547 in taxable benefits for premiums paid by us on a group term life insurance policy.

(8)	Mr. Wong joined the Company in July 2007, but did not start serving as an executive officer until April 22, 2008. Amount represents the prorated salary earned in fiscal year 2008. On May 19, 2009, Mr. Wong submitted his notice of resignation from TigerLogic Corporation. The Company accepted Mr. Wong’s resignation which became effective June 19, 2009.

(9)	Represents a discretionary bonus earned by Mr. Wong in fiscal year 2008 but paid in April 2008.

(10)	Represents taxable amount of premiums paid by us on group term life insurance policies for the benefit of all the Named Executive Officers.

(11)	Represents a discretionary bonus earned by Mr. Lim in fiscal year 2008 but paid in May 2008.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the outstanding equity awards held by each Named Executive Officer as of March 31, 2009. The Named Executive Officers did not exercise any options during the fiscal year ended March 31, 2009.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Option Exercise Price ($)	Option Expiration Date (1)
Richard W. Koe	—	—		$—
Carlton H. Baab	283,332	116,668	(2)	3.50	9/26/2009
	1,000,000	—		1.55	2/26/2011	(3)
	50,000	—		1.02	7/31/2009
Jeffrey L. Wong	145,835	104,165	(4)	3.36	7/09/2017
Thomas Lim	106,249	43,751	(5)	3.25	5/30/2016
	43,750	56,250	(6)	2.70	6/12/2017

(1)

Unless otherwise noted, the options vest at a rate of 25% one year from the date of grant and 1/48th each month thereafter and expire ten years from the date of grant. The vesting of options granted to Named Executive Officers may accelerate under specified conditions, as described in the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below. Option grants are priced using the closing NASDAQ market price on the date of Board approval, unless the option grants are approved when the NASDAQ market is closed, in which case the option grants are priced using the closing price of the next NASDAQ trading date.

(2)

This option was granted on May 10, 2006 and vests over four years, with 25% of the shares vesting on May 10, 2007 and 1/48th of the shares vesting each month thereafter. Mr. Baab resigned as President and Chief Executive Officer and as a Director of the Company on February 26, 2009. Pursuant to the separation and consulting agreement described in the “Employment Contracts and Termination of Employment and Change in Control Arrangements” section below, this option continued to vest subject to his continued consulting services and expired 30 days after the end of the consulting period. This option expired on September 26, 2009 and all shares subject to the option were forfeited at that time.

(3)	This option was granted on September 24, 2001 and is fully vested. The option expires two years from the date of termination of employment for any reason, but in any event no later than September 23, 2011. As a result of Mr. Baab’s resignation as President and Chief Executive Officer and as a Director of the Company on February 26, 2009, this option will expire on February 26, 2011.

(4)

This option was granted on July 9, 2007 and vests over four years, subject to Mr. Wong’s continued employment, with 25% of the shares vesting on July 9, 2008 and 1/48th of the shares vesting each month thereafter, subject to acceleration of vesting as described in the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below. On May 19, 2009, Mr. Wong submitted his notice of resignation from TigerLogic Corporation. The Company accepted Mr. Wong’s notice which became effective June 19, 2009. Vesting of the shares ceased upon Mr. Wong’s termination on June 19, 2009 and expired 90 days after such date. This option expired on September 17, 2009 and all shares subject to the option were forfeited at that time.

(5)

This option was granted on May 30, 2006 and vests over four years, subject to Mr. Lim’s continued employment, with 25% of the shares vesting on May 30, 2007 and 1/48th of the shares vesting each month thereafter, subject to acceleration of vesting as described in the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below.

(6)

This option was granted on June 12, 2007 and vests over four years, subject to Mr. Lim’s continued employment, with 25% of the shares vesting on June 12, 2008 and 1/48th of the shares vesting each month thereafter, subject to acceleration of vesting as described in the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Regardless of the reason for termination, a Named Executive Officer is entitled to receive upon termination of employment amounts earned through the termination date, including, base salary and unused vacation pay, and the right to exercise any shares of options vested up to the executive’s termination date. The Named Executive Officers are not otherwise entitled to any severance benefits upon voluntary resignation. Our Compensation Committee and Board of Directors determine whether any severance benefits are provided upon any voluntary termination on a case by case basis.

On April 8, 2009, in connection with the prior appointment of Richard W. Koe as Interim President and Chief Executive Officer, we entered into an employment agreement with Mr. Koe. The employment agreement provides that Mr. Koe will receive base compensation of $240,000 per year beginning April 1, 2009, and that from his start date of February 26, 2009 until March 31, 2009, he received the minimum salary required by applicable law. We will reimburse Mr. Koe for his monthly payments for health insurance coverage for him, his spouse and his dependents, and Mr. Koe will also be eligible to participate in our other, customary, employee benefit plans, including dental, vision, and disability insurance plans. In the event the Board of Directors appoints a new President and Chief Executive Officer and Mr. Koe’s employment with us is terminated, Mr. Koe will be entitled to a lump sum payment equal to three months base salary, provided Mr. Koe agrees to execute and not revoke a release of claims agreement in a form acceptable to us. During his employment with us, Mr. Koe will continue to serve as the President of ACM, as the Managing General Partner of Astoria, and as a director on our Board of Directors.

Mr. Baab resigned as President and Chief Executive Officer and as a Director on February 26, 2009. In connection with Mr. Baab’s departure, Mr. Baab entered into a separation and consulting agreement with us, dated February 26, 2009 (the “Agreement”). Pursuant to the Agreement, we will provide certain benefits to Mr. Baab, including: (i) a lump sum payment equal to one year of base salary ($248,000) payable six months and one day after the date of the Agreement; (ii) reimbursement of COBRA premiums for dental and vision insurance for up to 12 months or, if earlier, until such time Mr. Baab ceases to be eligible for COBRA; (iii) reimbursement of health insurance premiums for up to 12 months or, if earlier, until such time Mr. Baab terminates such insurance coverage; and (iv) in the event that we pay a bonus within six months to certain employees specified in the Agreement, a bonus payment calculated as a percentage of Mr. Baab’s base salary in effect immediately prior to his resignation equivalent to the highest bonus payment made (as a percentage of base salary) to such specified employees. The Agreement contains a mutual release of claims and a mutual non-disparagement provision. The Agreement also provides that Mr. Baab will serve as a consultant to us through August 27, 2009. During the consulting period, the Company paid Mr. Baab an aggregate of $124,000 and Mr. Baab’s outstanding stock options continued to vest. Mr. Baab’s consulting agreement and vesting of outstanding stock options terminated on August 27, 2009. No bonus payment was made during the term of the Agreement. The Company continues to reimburse Mr. Baab for COBRA and health insurance premiums in accordance with the terms of the Agreement.

Effective June 13, 2007, we entered into an offer letter agreement with Mr. Wong. The offer letter provides for full vesting of Mr. Wong’s options upon an involuntary termination of his employment other than for cause or disability within twelve (12) months following a change of control, subject to his signing a general release in a commercially customary form prescribed by us. On May 19, 2009, Mr. Wong submitted his notice of resignation from TigerLogic Corporation. The Company accepted Mr. Wong’s resignation which became effective June 19, 2009. Mr. Wong’s outstanding stock options ceased vesting upon his termination on June 19, 2009 and expired on September 17, 2009. All shares subject to the stock option were forfeited upon expiration.

Effective April 23, 2006, we entered into an offer letter agreement with Mr. Lim (the “Lim Offer Letter”). On December 18, 2008, the Board approved an amendment to the Lim Offer Letter primarily to bring the agreement into compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder. The amendment to the Lim Offer Letter provided for the removal of certain noncompetition provisions and the elimination of acceleration of equity awards other than in connection with a change of control of the Company. In accordance with the terms of the amended agreement, in the event that Mr. Lim is terminated as a result of an involuntary termination, other than for cause or disability, within twelve (12) months after a change of control, one hundred percent (100%) of the shares subject to the option granted in connection with his commencement of employment shall be vested on the date of Mr. Lim’s termination. In the event that Mr. Lim is terminated for any reason other than for cause, Mr. Lim shall receive a lump sum severance payment equal to six (6) months of his annual base salary as then in effect, and except for the acceleration of vesting provided in the event of a change of control, the vesting of his stock options shall cease as of the date of his termination. Mr. Lim’s receipt of severance benefits will be contingent upon his signing and not revoking a general release in a commercially customary form prescribed by us, his compliance with the non-solicitation provisions set forth in his offer letter and his compliance with the Company’s Employment Confidential Information, Invention Assignment, and Arbitration Agreement.

DIRECTOR COMPENSATION

We reimburse directors for travel and other out-of-pocket expenses incurred in attending Board meetings. Until June 2009, we did not pay cash compensation to our directors. On June 3, 2009, the Board approved a compensation program for the non-employee members of the Board effective that same date that provides for the following cash payments. Each non-employee director will be entitled to receive $1,000 for each Board meeting attended in-person; $500 for each Board meeting attended telephonically; and $250 for each meeting of the Committees of the Board. Richard W. Koe, the Company’s Chairman and Interim President and Chief Executive Officer, is not eligible to participate in this compensation program for so long as he is an employee of the Company. We do not have a formal equity compensation program for our non-employee directors, though they are eligible to participate in our equity incentive plans, and options had been granted to some of our directors in the past.

Director Compensation Table

Name	Option Awards ($)(1)		Total ($)
Richard W. Koe(2)	$—		$—
Gerald F. Chew(3)	21,504	(4)	21,504
Douglas G. Marshall(5)	21,504	(6)	21,504
Philip D. Barrett(7)	—		—
Douglas G. Ballinger(8)	—		—

(1)

Amounts shown do not reflect compensation actually received by the directors. Instead, the amounts shown reflect the expense recognized by us in 2009 for option awards as determined pursuant to SFAS 123(R). These compensation costs include option awards granted in and prior to 2009. The assumptions used to calculate the value of the option awards are set forth in the notes to the consolidated financial statements in Item 8 of this Form 10-K (Note 6, under the subheading “Stock-Based Compensation”), with the exception that the “Estimated Forfeiture Rates” assumption used was zero in accordance with SEC instructions to Item 402(n)(2)(v) and (vi) of Regulation S-K. There were no forfeitures in fiscal year 2009 of option awards received by the named directors. Unless otherwise noted, the options vest at a rate of 25% one year from the date of grant and 1/48th each month thereafter and expire ten years from the date of grant. For all options awarded to directors, 100% of the shares subject to the options granted may immediately vest in the event of a Corporate Transaction, defined as any of the following transactions: (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of subsidiary corporations); (c) approval by the Company’s stockholders of any plan or proposal for complete liquidation or dissolution of the Company; (d) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or (e) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

(2)	Mr. Koe’s security ownership is described in the “Security Ownership of Certain Beneficial Owners and Management” section hereof. Mr. Koe was appointed as Interim President and Chief Executive Officer on February 26, 2009. Mr. Koe continues to serve as Chairman of the Board.

(3)	Mr. Chew held a total of 136,825 outstanding option awards as of March 31, 2009.

(4)

Corresponds to an option grant on May 10, 2006 for 40,000 shares that vests over four years, subject to Mr. Chew’s continued service, with 25% of the shares vesting on May 10, 2007 and 1/48th of the shares vesting each month thereafter.

(5)	Mr. Marshall held a total of 136,825 outstanding option awards as of March 31, 2009.

(6)

Corresponds to an option grant on May 10, 2006 for 40,000 shares that vests over four years, subject to Mr. Marshall’s continued service, with 25% of the shares vesting on May 10, 2007 and 1/48th of the shares vesting each month thereafter.

(7)

Mr. Barrett’s security ownership is described in the “Security Ownership of Certain Beneficial Owners and Management” section hereof. Mr. Barrett received an option grant on June 4, 2009 for 50,000 shares that vests over four years, subject to his continued service, with 25% of the shares vesting on June 4, 2010 and 1/48th of the shares vesting each month thereafter. The option award value is not included in the table above as the grant was made subsequent to March 31, 2009.

(8)

Mr. Ballinger was appointed to the Board on September 29, 2009. In connection with Mr. Ballinger’s appointment, the Board approved a stock option grant to Mr. Ballinger to purchase up to 50,000 shares of the Company’s Common Stock. The option grant vests over four years, subject to his continued service, with 25% of the shares vesting on September 29, 2010 and 1/48th of the shares vesting each month thereafter. The option award value is not included in the table above as the grant was made subsequent to March 31, 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities to file certain reports of ownership and changes in ownership of our securities with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from these persons that no other reports were required during the fiscal year ended March 31, 2009, all reports required to be filed during the fiscal year ended March 31, 2009 pursuant to Section 16(a) of the Exchange Act by directors, executive officers and 10% beneficial owners were timely filed.

Certain Relationships and Related Party Transactions

A description of the terms of the Separation and Consulting Agreement between us and Mr. Baab, the offer letter agreements between us and Mr. Wong, and between us and Mr. Lim, and the employment agreement between us and Mr. Koe may be found under the caption “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” hereof. In addition, we have entered into an expense reimbursement agreement with Astoria, our largest stockholder, in connection with Mr. Koe’s appointment as our Interim President and Chief Executive Officer, pursuant to which we agreed to reimburse Astoria for a portion of overhead costs and expenses related to the use by Mr. Koe of Astoria’s premises and office equipment while performing his employment duties for us. The agreement will terminate 90 days after Mr. Koe is either no longer employed by us or is no longer performing services for us from Astoria’s premises. Mr. Koe also serves as President of Astoria. Since the start of the agreement on April 1, 2009, we have reimbursed Astoria approximately $6,000 per month, and we do not anticipate any material changes in this amount.

We have entered into our standard form of indemnification agreement with each of our directors and executives.

It is our current policy that all transactions between us and our officers, directors, five percent (5%) stockholders and their affiliates will be entered into only if these transactions are approved by our Audit Committee, are on terms no less favorable to us than could be obtained from unaffiliated parties and are reasonably expected to benefit us.

REPORT OF AUDIT COMMITTEE

To the Board of Directors:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended March 31, 2009.

We have discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees.

We have received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009 filed with the SEC on June 24, 2009.

We have also considered whether the provision of services by KPMG LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q for the most recent fiscal year, is compatible with maintaining the independence of KPMG LLP.

Respectfully submitted by:

Gerald F. Chew

Douglas G. Marshall

Philip D. Barrett

* * *

The foregoing Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act and the Amended and Restated Bylaws of the Company, which may be amended from time to time. Proposals of stockholders intended to be presented at the Company’s next annual meeting of stockholders must be received by the Company (Attention: Secretary, at the principal offices of the Company) no later than September 23, 2010, for inclusion in the Company’s proxy statement and form of proxy for that meeting. If you intend to present a proposal at our 2010 annual meeting, but you do not intend to have it included in our 2010 proxy statement, you must provide written notice of the stockholder proposal to the Company (Attention: Secretary, at the principal offices of the Company) no later than September 23, 2010.

OTHER MATTERS

The Board does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Annual Meeting. Should any other matters be properly presented, the Proxy Agents will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

Copies of the Company’s recent reports on Form 10-K and Form 10-Q as filed with the SEC will be provided to stockholders without charge upon written or oral request to Thomas G. Lim, Chief Financial Officer, TigerLogic Corporation, 25A Technology Drive, Irvine, California 92618, telephone number (949) 442-4400. Copies may also be obtained from the Company’s website at www.tigerlogic.com.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering a single annual report and proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies.

This year, brokers with account holders who are TigerLogic Corporation stockholders may be “householding” our proxy materials. A single annual report and proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report and proxy statement or, alternatively, if you wish to receive a single copy of the material instead of multiple copies, please notify your broker and direct your request to Thomas G. Lim, Chief Financial Officer, TigerLogic Corporation, 25A Technology Drive, Irvine, California 92618, telephone number (949) 442-4400.

By Order of the Board of Directors,

/s/ Richard W. Koe

Richard W. Koe
Chairman of the Board

January 21, 2010

Irvine, California

ANNUAL MEETING OF STOCKHOLDERS — FEBRUARY 24, 2010

THIS PROXY IS BEING SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS. Detach above card, sign, date and mail in postage paid envelope provided.

PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Receipt of Notice of Annual Meeting of Stockholders, Annual Report for the year ended March 31, 2009 and Proxy Statement dated January 21, 2010, is hereby acknowledged by the undersigned. TIGERLOGIC CORPORATION

REVOCABLE PROXY TIGERLOGIC CORPORATION INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below. The undersigned hereby appoints Richard W. Koe and Thomas G. Lim, and each of them, with full power of substitution as proxies and agents (the “Proxy Agents”), in the name of the undersigned, to attend the Annual Meeting of Stockholders of TigerLogic Corporation, a Delaware corporation,

(the “Company”) to be held at The Cupertino Inn, 10889 North De Anza Boulevard, Cupertino, California 95014 on Wednesday, February 24, 2010 at 10:00 a.m. local time, or any adjournment or postponement thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

2. To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2010; In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED

HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR THE BOARD, AND FOR BOARD PROPOSAL TWO.

PLEASE DATE AND SIGN the enclosed proxy exactly as the name(s) appears herein and return promptly in the accompanying envelope. If the shares are held by joint tenants or as community property, both stockholders should sign. 1. To elect two (2) Class II directors of the Company to serve a term of three (3)

years or until their successors are duly elected and qualified; Richard W. Koe Douglas G. Ballinger For Against Abstain

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

PLEASE MARK VOTES AS IN THIS EXAMPLE Date Sign above Please be sure to date and sign this proxy card in the box below. 4347 THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 24, 2010. http://www.cfpproxy.com/4347

With- For All For hold Except The Board of Directors Recommends a Vote FOR Proposals One and Two